Exhibit 10.42

EIGHTH AMENDMENT TO CREDIT AGREEMENT; AND SECOND AMENDMENT TO
SUBORDINATION AGREEMENT

EIGHTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT; AND SECOND AMENDMENT TO SUBORDINATION AGREEMENT (collectively, this “Amendment”), dated as of May 21, 2003, among VERTIS HOLDINGS, INC. (f/k/a Big Flower Holdings, Inc.), a Delaware corporation (“Holdings”), VERTIS, INC. (f/k/a Big Flower Press Holdings, Inc.), a Delaware corporation (“Vertis”), VERTIS LIMITED (f/k/a Big Flower Limited), a Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England (“VL”), VERTIS DIRECT MARKETING SERVICES (CROYDON) LIMITED (f/k/a Olwen Direct Mail Limited), a Wholly-Owned Subsidiary of VL and a limited company organized under the laws of England (“VDMS”), VERTIS DIGITAL SERVICES LIMITED (f/k/a Big Flower Digital Services Limited), an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England (“VDSL”), FUSION PREMEDIA GROUP LIMITED (f/k/a Troypeak Limited), an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England (“Fusion”), PISMO LIMITED, an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England (“Pismo”), VERTIS DIRECT RESPONSE LIMITED (f/k/a Colorgraphic Direct Response Limited), a Wholly-Owned Subsidiary of VL and a limited company organized under the laws of England (“VDRL”), and THE ADMAGIC GROUP LIMITED, an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England (“Admagic” and, together with Vertis, VL, VDMS, VDSL, Fusion, Pismo and VDRL, the “Borrowers”, and each, a “Borrower”), the Lenders from time to time party to the Credit Agreement referred to below, J.P. MORGAN SECURITIES, INC. and DEUTSCHE BANK SECURITIES, INC., as Joint Lead Arrangers and Joint Book Managers (in such capacity, the “Joint Lead Arrangers”), JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as Administrative Agent (the “Administrative Agent”), DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as Syndication Agent, BANK OF AMERICA, N.A., as Documentation Agent, and certain Managing Agents party to the Credit Agreement.  All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrowers, the Lenders, the Agents, the Joint Lead Arrangers and the Managing Agents are parties to a Credit Agreement, dated as of December 7, 1999 (as amended, modified or supplemented from time to time to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, Holdings, the Borrowers, various Subsidiaries of Holdings and the Administrative Agent are parties to a Subordination Agreement, dated as of December 7, 1999 (as amended, modified or supplemented from time to time to, but not including, the date hereof, the “Subordination Agreement”); and

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement and the Subordination Agreement,  and to enter into certain agreements relating to the Credit Agreement, in each case as herein provided;

NOW, THEREFORE, it is agreed:

I.                                         Amendments and Consents to Credit Agreement.

1.                                       Section 4.02(c) of the Credit Agreement is hereby amended by inserting the text “, 2003 Senior Secured Notes, 2003 Senior Secured Note Refinancing Indebtedness” immediately after the text “Permitted Holdings Senior Note Refinancing Indebtedness” in each place such text appears in said Section.

2.                                       Section 4.02(g) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the text “(g) [Intentionally deleted].” in lieu thereof.

3.                                       Section 4.02(i) of the Credit Agreement is hereby amended by (i) deleting the text “, (f) and (g)” appearing in the first sentence of said Section and inserting the text “and (f)” in lieu thereof, (ii) inserting the text “(A)” immediately after the text “provided that” appearing in the first sentence of said Section, (iii) inserting the following text immediately before the period at the end of the proviso appearing in the first sentence of said Section:

“and (B) the Net Cash Proceeds from the issuance of the 2003 Senior Secured Notes required to be applied pursuant to Section 4.02(d) in accordance with this Section 4.02(i) shall be applied (x) first, to repay the outstanding principal amount of Term Loans in accordance with the requirements set forth above in this Section 4.02(i) and (y) second, with respect to such Net Cash Proceeds in excess of the amount applied pursuant to preceding clause (x), to repay outstanding Revolving Loans and Swingline Loans (without a reduction to the Total Revolving Loan Commitment).”

4.                                       Section 8.01(f) of the Credit Agreement is hereby amended by (i) inserting the text “Senior Secured Leverage Ratio,” immediately after the text “Leverage Ratio,” appearing in said Section, (ii) deleting the word “and” appearing immediately prior to the text “(xi)” appearing in clause (z) of said Section and inserting a comma in lieu thereof and (iii) inserting the text “and (xii)” immediately after the text “(xi)” appearing in clause (z) of said Section.

5.                                       Section 8.01(h) of the Credit Agreement is hereby amended by inserting the text “, the 2003 Senior Secured Notes, any 2003 Senior Secured Note Refinancing Indebtedness” immediately after the text “any Permitted Holdings Senior Note Refinancing Indebtedness” appearing in said Section.

6.                                       Section 8 of the Credit Agreement is hereby amended by inserting the following new Section 8.23 immediately following Section 8.22 of the Credit Agreement.

“8.23 Mortgage Amendments, etc.  Within 45 days of the occurrence of the Eighth Amendment Effective Date, (i) Holdings, Vertis and the U.S. Subsidiary Guarantors, as applicable, shall have entered into such amendments to the Mortgages as are necessary to give effect to the creation of the “second-priority” Lien in favor of the holders of the 2003 Senior Secured Notes and 2003 Senior Secured Note Refinancing Indebtedness on the terms permitted by Section 9.01(iv); provided that such amendments shall be consistent with the amendments made to the U.S. Security Agreement pursuant to the amendment and restatement thereof as contemplated by Section 5(v) of Part III of the Eighth Amendment and otherwise be in form and substance satisfactory to the Collateral Agent and (ii) each U.S. Credit Party shall have taken all actions as may be necessary or, in the reasonable opinion of the Collateral Agent, reasonably required under local law (as advised by local counsel), to create, maintain, effect, perfect (or render enforceable against third parties), preserve, maintain and protect the security interests granted (or purported to be granted) by the Mortgages (as amended as provided above) (including, without limitation, the execution of financing statements).”

7.                                       Section 9.01(iv) of the Credit Agreement is hereby amended by inserting the following text immediately after the text “Security Documents” appearing in said Section:

 “(it being understood and agreed that, from and after the Eighth Amendment Effective Date, the obligations relating to the 2003 Senior Secured Notes Documents (and, after the incurrence thereof, any 2003 Senior Secured Note Refinancing Indebtedness) may be secured by Collateral (other than Excluded Collateral) pursuant to the U.S. Security Documents (other than the U.S. Pledge Agreement), on a “second-priority” basis to the Non-2003 Senior Secured Notes Obligations, all in accordance with the amendments to (and/or amendments and restatements of) the various U.S. Security Documents authorized pursuant to Part III, Section 5(v) of the Eighth Amendment and Section 8.23, and any U.S. Security Documents thereafter entered into may likewise secure such Indebtedness and related obligations on substantially the same basis)”.

8.                                       Section 9.03(xii) of the Credit Agreement is hereby amended by deleting the text of said Section in its entirety and inserting the text “(xii) [intentionally deleted];” in lieu thereof.

9.                                       Section 9.03(xiv) of the Credit Agreement is hereby amended by deleting the text of said Section in its entirety and inserting the text “(xiv) [intentionally deleted];” in lieu thereof.

10.                                 Section 9.04(xiii) of the Credit Agreement is hereby amended by (i) inserting the text “(I)” immediately after the text “result of” appearing in clause (y) of said Section and (ii) inserting the text “and (II) any exchange of Mezzanine Subordinated Debt for Qualified Preferred Stock pursuant to Section 9.12(e)” immediately after the text “(xxiv) below” appearing in said Section.

11.                                 Section 9.04 of the Credit Agreement is hereby further amended by (i) deleting the word “and” appearing at the end of clause (xxiv) of said Section, (ii) deleting the period at the end of clause (xxv) of said Section and inserting a semi-colon in lieu thereof and (iii) inserting the following new clauses (xxvi) and (xxvii) at the end of said Section:

“(xxvi) Indebtedness of Vertis, and senior guarantees thereof by the U.S. Subsidiary Guarantors, under the 2003 Senior Secured Notes and the other 2003 Senior Secured Notes Documents in an aggregate principal amount at any time outstanding not to exceed $350,000,000 (less any repayment of principal thereof), so long as (A) such Indebtedness is incurred in accordance with the requirements of the definition of 2003 Senior Secured Notes and (B) promptly following the incurrence thereof, Net Cash Proceeds of such Indebtedness shall have been applied to repay Loans in accordance with the requirements of Sections 4.02(d) and (i); and

(xxvii) 2003 Senior Secured Note Refinancing Indebtedness, so long as no Default or Event of Default is in existence at the time of the incurrence of such 2003 Senior Secured Note Refinancing Indebtedness and immediately after giving effect thereto.”

12.                                 Section 9.05 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (xxi) of said Section, (ii) deleting the period appearing at the end of clause (xxii) of said Section and inserting the text “; and” in lieu thereof and (iii) inserting the following new clause (xxiii) at the end of said Section:

“(xxiii) so long as no Default or Event of Default then exists or would exist immediately after giving effect thereto, Vertis or any of its Wholly-Owned Domestic Subsidiaries may make a cash common equity contribution to one or more U.K. Borrowers in an aggregate amount not to exceed $45,000,000, so long as such U.K. Borrower(s) promptly use(s) the proceeds of any such cash equity contribution to repay U.K. Borrowers Multicurrency Facility Revolving Loans and/or U.K. Borrowers Multicurrency Facility Swingline Loans”.

13.                                 Section 9.08 of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

Fiscal Quarter Ended	Ratio

March 31, 2003	1.60:1.00
June 30, 2003	1.50:1.00
September 30, 2003	1.50:1.00
December 31, 2003	1.50:1.00

March 31, 2004	1.50:1.00
June 30, 2004	1.50:1.00
September 30, 2004	1.50:1.00
December 31, 2004	1.50:1.00

March 31, 2005	1.50:1.00
June 30, 2005	1.50:1.00
September 30, 2005	1.50:1.00
December 31, 2005	1.60:1.00

March 31, 2006	1.60:1.00
June 30, 2006	1.60:1.00
September 30, 2006	1.60:1.00
December 31, 2006	1.60:1.00

March 31, 2007 and each fiscal quarter of Holdings thereafter	1.70:1.00

14.                                 Section 9.09 of the Credit Agreement is hereby amended by (i) inserting the text “(a)” immediately before the text “Holdings” appearing at the beginning of said Section, (ii) deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

“Fiscal Quarter Ended	Ratio

March 31, 2003	6.15:1.00
June 30, 2003	6.50:1.00
September 30, 2003	6.50:1.00
December 31, 2003	6.50:1.00

March 31, 2004	6.50:1.00
June 30, 2004	6.50:1.00
September 30, 2004	6.50:1.00
December 31, 2004	6.25:1.00

March 31, 2005	6.00:1.00
June 30, 2005	6.00:1.00
September 30, 2005	6.00:1.00
December 31, 2005	6.00:1.00

March 31, 2006	5.75:1.00
June 30, 2006	5.75:1.00
September 30, 2006	5.75:1.00
December 31, 2006	5.50:1.00

March 31, 2007	5.25:1.00
June 30, 2007 and each fiscal quarter of Holdings thereafter	5.00:1.00

and (iii) inserting the following new text at the end of said Section:

“(b) Holdings will not permit the Senior Secured Leverage Ratio at any time to exceed 2.00:1.00.”.

15.                                 Section 9.10 of the Credit Agreement is hereby amended by (i) inserting the text “, any 2003 Senior Secured Notes Document” immediately after the text “any Holdings Senior Notes Document” in each place where such text appears in clause (i) of said Section, (ii) inserting text “(A)” immediately after the text “Mezzanine Subordinated Debt may be” appearing in the proviso contained in clause (ii) of said Section, (iii) inserting the text “or (B) exchanged for Qualified Preferred Stock in accordance with the requirements of Section 9.12(e) and any other relevant provisions of this Agreement” immediately before the comma appearing at the end of the proviso appearing in clause (ii) of said Section, (iv) inserting the text “, any 2003 Senior Secured Note” immediately after the first appearance of the text “any Holdings Senior Note” in clause (iii) of said Section, (v) deleting the word “and” appearing immediately prior to the text “(H)” appearing in the proviso in clause (iii) of said Section and inserting a comma in lieu thereof and (vi) inserting the following new subclauses (I) and (J) after subclause (H) of the proviso contained in clause (iii) of said Section:

“, (I) 2003 Exchange Senior Secured Notes may be issued as contemplated by the definition of 2003 Senior Secured Notes and consistent with the definition of 2003 Exchange Senior Secured Notes and (J) so long as no Default or Event of Default then exists or would result therefrom, 2003 Senior Secured Notes and any 2003 Senior Secured Note Refinancing Indebtedness incurred to Refinance same may be Refinanced with 2003 Senior Secured Note Refinancing Indebtedness in accordance with the relevant requirements of this Agreement,”.

16.                                 Notwithstanding anything to the contrary contained in Section 9.10 of the Credit Agreement or Section 33 of the Sixth Amendment, in no event shall any amendment to the Mezzanine Subordinated Debt Documents provide for the payment of cash interest on or prior to the Revolving Loan Maturity Date.

17.                                 Section 9.12(a) of the Credit Agreement is hereby amended by inserting the text “or (e)” immediately after the text “clause (c)” appearing in said Section.

18.                                 Section 9.12(c) of the Credit Agreement is hereby amended by inserting the text “(other than in connection with an exchange for Mezzanine Subordinated Debt, which shall be permitted in accordance with the requirements of Section 9.12(e) below)” after the first appearance of the text “Qualified Preferred Stock” in said Section.

19.                                 Section 9.12 of the Credit Agreement is hereby further amended by inserting the following new clause (e) after clause (d) of said Section:

“(e) Holdings may issue Qualified Preferred Stock in exchange for Mezzanine Subordinated Debt, so long as (x) no Default or Event of Default shall exist at the time of any such issuance or immediately after giving effect thereto and (y) with respect to each such issuance of Qualified Preferred Stock, the aggregate liquidation preference thereof at the time of issuance equals the aggregate principal amount of the Mezzanine Subordinated Debt for which such Qualified Preferred Stock is so exchanged.”.

20.                                 Section 9.14(a) of the Credit Agreement is hereby amended by inserting the text “, the 2003 Senior Secured Notes Documents” immediately after the text “Permanent Senior Notes Documents” appearing in said Section.

21.                                 Section 9 of the Credit Agreement is hereby amended by inserting the following new Section 9.17 immediately following Section 9.16 of the Credit Agreement:

“9.17                     Special Covenant Relating To Cash Payments Made In Connection With 2003 Restructuring.  The Credit Agreement Parties will not permit the aggregate amount of cash expenditures paid by Holdings or any of its Subsidiaries in connection with the restructuring charges permitted to be added back pursuant to clause (xii) of the first sentence of the definition “Consolidated EBITDA” to exceed for any fiscal year of Holdings set forth below the amount set forth opposite such fiscal year:

Fiscal Year Ended	Amount

December 31, 2003	$5.5 million

December 31, 2004	$2.3 million

December 31, 2005	$2.1 million

December 31, 2006	$1.7 million

December 31, 2007	$1.2 million

December 31, 2008	$3.0 million	.”

22.                                 The definition of “Applicable Margin” appearing in Section 11.01 of the Credit Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

“Applicable Margin” shall mean at all times a percentage per annum equal to (i) in the case of Revolving Loans maintained as (x) Base Rate Loans, 2.50% and (y) Euro Rate Loans, 3.50%, (ii) in the case of Swingline Loans maintained as (x) Base Rate Loans, 2.50% and (y) Euro Rate Loans, 4.50%, and (iii) in the case of any Commitment Commission, 0.50%.  It is understood and agreed that the new “Applicable Margins” included in the first sentence of this definition pursuant to the Eighth Amendment shall be effective for all purposes of this Agreement on and after (but not for periods prior to) the Eighth Amendment Effective Date, with the “Applicable Margins” (as in effect prior to the Eighth Amendment Effective Date) to be effective for such periods prior to the Eighth Amendment Effective Date.”.

23.                                 The definition of “Change of Control” appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text “any 2003 Senior Secured Notes Document, any 2003 Senior Secured Note Refinancing Indebtedness,” immediately after the text “any Permitted Holdings Senior Note Refinancing Indebtedness,” in each place such text appears in said definition.

24.                                 The definition of “Consolidated Debt” appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (x) of the second sentence of said definition and (ii) inserting the following text immediately before the period at the end of said definition:

“and (z) all Mezzanine Subordinated Debt, Holdings Senior Notes, Permitted Holdings Senior Note Refinancing Indebtedness and Qualified Preferred Stock exchanged for Mezzanine Subordinated Debt in accordance with the requirements of Section 9.12(e) shall be excluded in making any determination of Consolidated Debt”.

25.                                 The definition of “Consolidated EBITDA” appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (x) appearing in the first sentence of said definition and inserting a semi-colon in lieu thereof, and (ii) inserting the following text immediately after clause (xi) appearing in the first sentence of said definition:

“and (xii) for any Test Period which includes any portion of the period from April 1, 2003 to and including March 31, 2004, to the extent deducted in any determination of Consolidated EBITDA (directly or through reductions to Consolidated Net Income), severance costs, lease buy-out costs and certain one-time restructuring costs not reported as such in accordance with GAAP (such as retention bonuses and employee relocation costs) incurred (on an accrual basis) by Holdings and its Subsidiaries on or after April 1, 2003 and on or prior to March 31, 2004, so long as (x) the aggregate amount of all such costs so incurred and added to Consolidated EBITDA pursuant to this clause (xii) after the Eighth Amendment Effective Date does not exceed $15,000,000 and (y) Holdings has at all times complied with the requirements of clause (z) of Section 8.01(f), requiring Holdings to certify as to the amount and type of such costs so incurred in any fiscal quarter of Holdings included in such Test Period and added back to Consolidated EBITDA for such Test Period”.

26.                                 The definition of “Consolidated Net Interest Expense” appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (ii) of the second sentence of said definition and inserting a comma in lieu thereof and (ii) inserting the following text immediately before the period at the end of the second sentence of said definition:

“, (iv) any interest expense of Holdings attributable to Mezzanine Subordinated Debt, Holdings Senior Notes and Permitted Holdings Senior Note Refinancing Indebtedness

during such period and (v) any Dividend requirements on Qualified Preferred Stock exchanged for Mezzanine Subordinated Debt in accordance with the requirements of Section 9.12(e) during such period otherwise treated as interest expense pursuant to clause (iii) of the immediately preceding sentence”.

27.                                 The definition of “Documents” appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing immediately prior to the text “(xv)” appearing in said definition and inserting a comma in lieu thereof and (ii) inserting the text “, (xvi) the 2003 Senior Secured Notes Documents and (xvii) the instruments and agreements governing any 2003 Senior Secured Notes Refinancing Indebtedness” immediately before the period at the end of said definition.

28.                                 The definition of “Holdings Senior Notes” appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting the text “the Second Revised Financial Covenants Compliance Date” appearing in clause (c) of said definition and inserting the text “Revolving Loan Maturity Date” in lieu thereof.

29.                                 The definition of “Permitted Debt” appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text “2003 Senior Secured Note Refinancing Indebtedness,” immediately after the text “Permitted Senior Note Refinancing Indebtedness,” appearing in said definition.

30.                                 The definition of “Permitted Holdings Senior Note Refinancing Indebtedness” appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting the text “the Second Revised Financial Covenants Compliance Date” appearing in clause (d) of said definition and inserting the text “Revolving Loan Maturity Date” in lieu thereof.

31.                                 The definition of “U.S. Security Agreement” appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text “, it being understood that on and after the Eighth Amendment Effective Date, the term “U.S. Security Agreement” shall mean the Amended and Restated U.S. Security Agreement in the form entered into in accordance with the requirements of Section 5(v) of Part III of the Eighth Amendment, as the same may be further amended, amended and restated, modified and/or supplemented from time to time in accordance with the terms hereof and thereof” immediately before the period appearing in said definition.

32.                                 Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the definitions of “Excess Cash Flow” and “Mezzanine Subordinated Debt” appearing in said Section and (ii) inserting the following new definitions in appropriate alphabetical order:

“Consolidated Senior Secured Debt” shall mean, at any time, Consolidated Debt at such time which is secured by (or subject to) any Lien other than the Permitted Liens described in clauses (ii), (iii) (except to the extent representing Liens on assets subject to Capitalized Lease Obligations or securing obligations under Receivables Facility), (v), (ix), (xi), (xiii), (xv) and (xvi) of Section 9.01 (including, without limitation, the aggregate principal amount of all Loans and Letter of Credit Outstandings under this

Agreement), provided, however, that (i) the 2003 Senior Secured Notes and (ii) after the incurrence thereof, the 2003 Senior Note Refinancing Indebtedness shall be excluded for the purpose of any determination of Consolidated Senior Secured Debt.

“Eighth Amendment” shall mean the Eighth Amendment to this Agreement, dated as of May 21, 2003.

“Eighth Amendment Effective Date” shall have the meaning provided in the Eighth Amendment.

“Excluded Collateral” shall mean and include (i) all capital stock, Notes, Instruments, Investment Property and other equity interests and Securities owned or held by any Assignor, (ii) any and all Collateral owned or held by Holdings, (iii) any and all assets of the Assignors that are covered by a certificate of title issued by any foreign country or governmental unit thereof or, in the case of Marks, Patents, Copyrights and Permits, registered, filed or issued, as the case may be, under the laws of any foreign country or governmental unit thereof and all other assets owned or held by any Assignor situated, located or held outside the United States, in each case, to the extent that the perfection of a security interest in such assets cannot be effected under the laws of the United States or any State thereof, (iv) any “collateral” under any U.K. Security Document, (v) any other “collateral” under any other Security Document which is excluded as security for, or does not secure, the obligations under the 2003 Senior Secured Notes or 2003 Senior Secured Note Refinancing Indebtedness, to the extent such other “collateral” constitutes (I) collateral of the type described in clause (i) above, (II) collateral of any type owned or held by Holdings, (III) assets that are covered by certificate of title issued by a foreign country or governmental unit thereof or, in the case of intellectual property and permits, registered, filed or issued, as the case may be, under the laws of any foreign country or governmental unit thereof or other assets situated, located or held outside the United States, in each case, to the extent that the perfection of a security interest in such assets cannot be effected under the laws of the United States or any State thereof or (IV) proceeds of any “collateral” described in preceding clauses (I), (II) and (III) and (vi) all Proceeds of the Collateral described in preceding clauses (i), (ii), (iii), (iv) and (v). All capitalized terms used in this definition (other than the term “Collateral”) shall have the meaning provided in the U.S. Security Agreement.

 “Mezzanine Subordinated Debt” shall mean the unsecured Mezzanine Subordinated Notes due 2010 issued by Holdings under the Mezzanine Subordinated Debt Documents, which notes bear interest at a rate of (i) at all times on and after the Initial Borrowing Date and prior to the later to occur of (x) the Second Revised Financial Covenants Compliance Date and (y) the date of the effectiveness of the amendment described in Part I, Section 33 of the Sixth Amendment, 12% per annum (all of which shall be payable in kind at all times prior to the Revolving Loan Maturity Date) and (ii) at all times on after the later to occur of the dates referred to in subclauses (x) and (y) of preceding clause (i), 13% per annum (or such lesser percentage as may be agreed by Holdings), all of which shall be payable in kind at all times prior to the Revolving Loan Maturity Date.

“Non-2003 Senior Secured Notes Obligations” shall mean all Obligations (as defined in the U.S. Security Agreement) other than obligations (of every kind and nature) under 2003 Senior Secured Notes Documents and, after the execution and delivery thereof, the instruments and agreements governing the 2003 Senior Secured Notes Refinancing Indebtedness.

“Senior Secured Leverage Ratio” shall mean on any date the ratio of (i) Consolidated Senior Secured Debt on such date to (ii) Consolidated EBITDA for the Test Period most recently ended on or prior to such date; provided that (x) if one or more Permitted Acquisitions is effected on or after the first day of the respective Test Period and on or prior to the date of determination, Consolidated EBITDA shall, for the purposes of this definition only, be calculated on a Pro Forma Basis (but only giving effect to adjustments described in clause (iii) of the definition of Pro Forma Basis) after giving effect to such Permitted Acquisition and (y) if one or more Significant Asset Sales is effected on or after the first day of the respective Test Period and on or prior to the date of determination, Consolidated EBITDA shall, for purposes of this definition only, be calculated on a Pro Forma Basis (but only giving effect to adjustments described in clause (iii) of the definition of Pro Forma Basis) after giving effect to such Significant Asset Sale.

“2003 Exchange Senior Notes” shall mean senior notes issued in exchange for 2003 Senior Secured Notes pursuant to the 2003 Senior Secured Notes Indenture, which 2003 Exchange Senior Secured Notes are substantially identical securities to the 2003 Senior Secured Notes issued pursuant to a registered exchange offer or private exchange offer for the 2003 Senior Secured Notes; provided that in no event will the issuance of any 2003 Exchange Senior Secured Notes increase the aggregate principal amount of 2003 Senior Secured Notes theretofore outstanding or otherwise result in an increase in the interest rate applicable to the 2003 Senior Secured Notes.

“2003 Senior Note Refinancing Indebtedness” shall mean any Indebtedness of Vertis and its Subsidiaries issued to Refinance 2003 Senior Secured Notes or any Indebtedness issued to so Refinance any such Indebtedness, so long as (a) such Indebtedness has a weighted average life to maturity greater than or equal to the weighted average life to maturity of the Indebtedness being refinanced, (b) such Indebtedness does not (i) increase the amount of such Indebtedness outstanding immediately prior to such refinancing or renewal (except to the extent of reasonable fees, commissions and expenses actually paid in connection with such refinancing) or (ii) add guarantors, obligors or security from that which applied to such Indebtedness being refinanced or renewed, and (c) all other terms of such Indebtedness (including, without limitation, with respect to the amortization, redemption provisions, maturities, covenants, defaults and remedies), are not, taken as a whole, less favorable in any material respect to Vertis and its Subsidiaries than those previously existing with respect to the Indebtedness being refinancing or renewed.

“2003 Senior Secured Notes” shall mean any Indebtedness of Vertis evidenced by senior notes, so long as (a) such Indebtedness has a final maturity no earlier than April 1, 2009 and no required amortizations prior to such date, (b) such Indebtedness does not add guarantors or obligors from those that applied to the Permanent Senior Notes, (c) such Indebtedness does not provide for security, except pursuant to the Security Documents (as contemplated by Section 9.01(iv)), it being understood that the terms of such Indebtedness may require (pursuant to a lien covenant contained in the documentation therefor) that a pledge of any assets of Vertis and its Subsidiaries to secure new debt of Vertis and its Subsidiaries incurred after the Eighth Amendment Effective Date (excluding (A) Indebtedness under the “Senior Credit Facility” (as defined in the Permanent Senior Notes Indenture, without giving effect to any termination thereof) in an aggregate principal amount equal to the remainder of (x) $380.0 million less (y) the amount of the Attributed Receivables Facility Indebtedness, (B) Indebtedness under Interest Rate Protection Agreements and Currency Agreements, (C) Attributed Receivables Facility Indebtedness not to exceed $130.0 million and (D) secured Indebtedness incurred in reliance on the “senior secured debt leverage incurrence test” described in subclause (y) of clause (e) below) secure such Indebtedness on an equal and ratable basis with such new debt (or on a senior basis, if such new debt is subordinated to such Indebtedness), (d) the interest rate applicable to such Indebtedness shall not exceed the rate applicable to the Permanent Senior Notes, (e) all terms of such Indebtedness (including, without limitation, with respect to amortization, redemption provisions, maturities, covenants, defaults and remedies), are not, taken as a whole, less favorable in any material respect to Vertis and its Subsidiaries than those previously existing with respect to the Permanent Senior Notes, except that (x) the initial amount of the basket for indebtedness under the Credit Documents contained in the debt covenant in the indenture governing such Indebtedness may be reduced from $670.0 million (as set forth in the documentation governing the Permanent Senior Notes) to an amount equal to the remainder of (x) $380.0 million less (y) the amount of the Attributed Receivables Facility Indebtedness and (y) such Indebtedness may include a “senior secured debt incurrence test” (which shall exclude Indebtedness of the types referred to in clauses (A), (B) and (C) of the parenthetical clause appearing in subclause (c) above) of 2.00:1.00 (at any time prior to January 1, 2005) and 1.75:1.0 (thereafter), it being understood that the terms and conditions of such Indebtedness specifically required (or expressly permitted) pursuant to the immediately preceding exceptions or the other subclauses of this definition shall not be taken into account in making any determination pursuant to this clause (e), and (f) the Net Cash Proceeds from the incurrence of such Indebtedness shall have been applied to repay Loans in accordance with the requirements of Sections 4.02(d) and (i).  As used herein, the term “2003 Senior Secured Notes” shall also include any 2003 Exchange Senior Secured Notes issued pursuant to the 2003 Senior Secured Notes Indenture in exchange for theretofore outstanding 2003 Senior Secured Notes as contemplated by the definition of 2003 Exchange Senior Secured Notes.  The issuance of 2003 Senior Secured Notes shall be deemed to be a representation and warranty by Vertis that all conditions thereto have been satisfied in all material respects and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 5.03(a) and 10.

“2003 Senior Secured Notes Documents” shall mean the 2003 Senior Secured Notes Indenture, the 2003 Senior Secured Notes and each other agreement, document or instrument relating to the issuance of the 2003 Senior Secured Notes.

“2003 Senior Secured Notes Indenture” shall mean any indenture or similar agreement entered into in connection with the issuance of 2003 Senior Secured Notes or 2003 Exchange Senior Notes.

II.                                     Amendments to Subordination Agreement.

1.                                       The definition of “Required Senior Creditors” appearing in Section 7 of the Subordination Agreement is hereby amended by (i) redesignating clauses (v), (w), (x), (y) and (z) appearing in the proviso of said definition as clauses (t), (u), (v), (w) and (x), respectively, (ii) deleting the word “and” appearing immediately before clause (x) of said definition (as redesignated pursuant to preceding clause (i)) and (iii) inserting the text “, (y) all outstanding 2003 Senior Secured Note Obligations (as defined below) and (z) all 2003 Senior Secured Note Refinancing Obligations (as defined below)” immediately before the period at the end of said definition.

2.                                       The definition of “Senior Creditors” appearing in Section 7 of the Subordination Agreement is hereby amended by inserting the text “, the 2003 Senior Secured Noteholders, the 2003 Senior Secured Note Refinancing Creditors” immediately after the text “the Permitted Holdings Senior Note Refinancing Creditors” appearing in said definition.

3.                                       The definition of “Senior Indebtedness” appearing in Section 7 of the Subordination Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (vi) of said definition, (ii) deleting the period appearing at the end of clause (vii) of said definition and inserting a semi-colon in lieu thereof and (iii) inserting the following new clauses (viii) and (viv) at the end of said definition:

“(viii)  all Obligations (including Obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, Fees and interest thereon) of the respective Credit Party (whether as obligor, guarantor or otherwise) to the 2003 Senior Secured Noteholders, now existing or hereafter incurred under, arising out of or in connection with any 2003 Senior Secured Notes Document to which it is at any time a party (including, without limitation, all such obligations and liabilities of the respective Credit Party under the 2003 Senior Secured Notes Indenture (if a party thereto) and under any other guarantee by it of obligations pursuant to the 2003 Senior Secured Notes Documents) and the due performance and compliance by the respective Credit Party with the terms of each such 2003 Senior Secured Notes Document (all such obligations and liabilities under this clause (viii) being herein collectively called the “2003 Senior Secured Note Obligations”); and

(viv)  all Obligations (including Obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, Fees and interest thereon) of the respective Credit Party (whether as obligor, guarantor or otherwise) to the 2003 Senior Secured Note Refinancing Creditors, now existing or hereafter incurred under, arising out of or in connection with any 2003 Senior Secured Note Refinancing Indebtedness (and any agreement or instrument governing or evidencing the same) to which it is at any time a party (including, without limitation, all such obligations and liabilities of the respective Credit Party under any guarantee by it of obligations under, or relating to, pursuant to 2003 Senior Secured Note Refinancing Indebtedness) and the due performance and compliance by the respective Credit Party with the terms of all such 2003 Senior Secured Note Refinancing Indebtedness (and each agreement and instrument governing or evidencing the same) (all such obligations and liabilities under this clause (v) being herein collectively called the “2003 Senior Secured Note Refinancing Obligations”).”.

4.                                       Section 7 of the Subordination Agreement is hereby further amended by inserting the following definitions in appropriate alphabetical order:

“2003 Senior Secured Noteholders” shall mean the holders from time to time of the 2003 Senior Secured Notes.

“2003 Senior Secured Note Refinancing Creditors” shall mean the holders from time to time of 2003 Senior Secured Note Refinancing Indebtedness.

III.                                 Miscellaneous Provisions.

1.                                       In order to induce the Lenders to enter into this Amendment, each Credit Agreement Party hereby represents and warrants that:

(a)                                  no Default or Event of Default exists as of the Eighth Amendment Effective Date, both immediately before and immediately after giving effect to this Amendment; and

(b)                                 all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Eighth Amendment Effective Date both immediately before and immediately after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Eighth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.                                       This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement, the Subordination Agreement or any other Credit Document.

3.                                       This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with Holdings and the Administrative Agent.

4.                                       THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.                                       This Amendment shall become effective on the date (the “Eighth Amendment Effective Date”) when each of the following conditions shall have been satisfied; provided that the Eighth Amendment Effective Date may occur concurrently with the last of such conditions to be satisfied:

(i) each Credit Agreement Party, each Party (as defined in the Subordination Agreement) party to the Subordination Agreement, the Administrative Agent, the Lenders constituting the Required Lenders and the Majority Lenders holding Revolving Loan Commitments shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office;

(ii) the Lenders shall have received an amendment to the Mezzanine Subordinated Debt Agreement executed by Holdings and the Required Noteholders under, and as defined in, the Mezzanine Subordinated Debt Agreement, which amendment shall amend the interest payment provisions in accordance with the restrictions contained in this Amendment and otherwise be in form and substance satisfactory to the Administrative Agent;

(iii) Holdings and Vertis shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses (including legal fees and expenses but excluding the Amendment Fee referred to Section 6 below) payable to the Administrative Agent and the Lenders to the extent then due;

(iv) the 2003 Senior Secured Notes shall have been issued generating Net Cash Proceeds of approximately $330.7 million, $267.9 million of which shall have been applied to repay (in full) all outstanding Term Loans and $62.0 million of outstanding Revolving Loans, in each case in accordance with the requirements of the Credit Agreement (as amended hereby);

(v)  each U.S. Credit Party shall have duly authorized, executed and delivered an amendment and restatement of the U.S. Security Agreement in the form of the existing U.S. Security Agreement but modified to provide for the following:

(1) the obligations relating to the 2003 Senior Secured Notes Documents (and, after the incurrence thereof, any 2003 Senior Secured Note Refinancing Indebtedness) shall be permitted to be secured by Collateral (other than Excluded Collateral) on a “second-priority” basis to the Non-2003 Senior Secured Notes Obligations;

(2) the Lien described in preceding clause (1) shall be a “silent” second lien, meaning, inter alia, that until the Credit Agreement is terminated and all Obligations owing under the Credit Agreement have been indefeasibly paid in full in cash, the holders of such Lien shall not have any right to (a) enforce the lien or foreclose upon the Collateral, (b) vote in any bankruptcy or similar proceeding in respect of Holdings or any of its Subsidiaries (any such proceeding, a “Bankruptcy”) with respect to, or take any other actions concerning, the

Collateral, (c) receive any proceeds from any sale, transfer or other disposition of the Collateral, (d) oppose any sale, transfer or other disposition of the Collateral, (e) object to any debtor-in-possession financing in any Bankruptcy which is provided by one or more Lenders among others (including on a priming basis), (f) object to the use of cash collateral in respect of the Collateral in any Bankruptcy, or (g) seek or object to the Lenders seeking any adequate protection or relief from the automatic stay with respect to the Collateral in any Bankruptcy; and

(3) the grant by the holders of such second lien of a power of attorney in favor of the Collateral Agent to permit the Collateral Agent or the Lenders to effectuate any sale, transfer or other disposition of the Collateral;

and such amended and restated U.S. Security Agreement shall (x) otherwise be in form and substance satisfactory to the Collateral Agent and (y) be in full force and effect;

(vi) each U.S. Credit Party shall have taken all actions as may be necessary or, in the reasonable opinion of the Collateral Agent, reasonably required under local law (as advised by local counsel), to create, maintain, effect, perfect (or render enforceable against third parties), preserve, maintain and protect the security interests granted (or purported to be granted) by the U.S. Security Agreement (including, without limitation, the execution of financing statements);

(vii)  the Administrative Agent shall have received from each U.S. Credit Party true and correct certified copies of resolutions of the Board of Directors of such Person with respect to the matters set forth in this Amendment, and such resolutions shall in form and substance satisfactory to the Administrative Agent;

(viii)  the Administrative Agent shall have received from each of (x) Sullivan & Cromwell LLP, special New York counsel to the Credit Agreement Parties, (y) John Howard, General Counsel to Holdings, and (z) local counsel satisfactory to the Administrative Agent, an opinion addressed to each Agent, the Collateral Agent and each of the Lenders and dated the date of the 2003 Senior Secured Notes Indenture, which opinions shall, in each case, cover such matters incident to the 2003 Senior Secured Notes and the other transactions contemplated in connection therewith as the Administrative Agent may reasonably request and include an opinion as to no conflict with any material Indebtedness outstanding after giving effect to the 2003 Senior Secured Notes Documents and the transactions contemplated thereunder and otherwise in form and substance satisfactory to the Administrative Agent; and

(ix) the Administrative Agent shall have received a certificate signed on behalf of Holdings by an appropriate officer of Holdings, stating that the conditions in clauses (iii) through (vii), inclusive, above and Section 5.03(a) of the Credit Agreement have been satisfied on such date.

In the event the condition described in clause (v) above shall not have been satisfied on or prior to June 20, 2003, any signature page to this Amendment theretofore tendered by any Lender shall be deemed withdrawn at such time and clause (i) above shall thereafter be deemed not to be satisfied.

6.                                       The Borrowers hereby covenant and agree (on a joint and several basis) that, so long as the Eighth Amendment Effective Date occurs, they shall pay (in U.S. Dollars) to each Lender with a Revolving Loan Commitment which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by 12:00 Noon (New York City time) on May 22, 2003, a non-refundable cash fee (the “Amendment Fee”) in an amount equal to 25 basis points (0.25%) of an amount equal to the Revolving Loan Commitment of such Lender (as in effect on the Eighth Amendment Effective Date), which Amendment Fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter and shall be paid by the Borrowers to the Administrative Agent for distribution to the Lenders not later than the second Business Day following the Eighth Amendment Effective Date.

7.                                       From and after the Eighth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement and the Subordination Agreement shall be deemed to be references to the Credit Agreement or the Subordination Agreement, as the case may be, as modified hereby.

*      *      *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

VERTIS HOLDINGS, INC. (f/k/a Big Flower Holdings, Inc.),
as a Guarantor

By:	/s/ DEAN D. DURBIN
Name: Dean D. Durbin
Title: Chief Financial Officer

VERTIS, INC. (f/k/a Big Flower Press Holdings, Inc.),
as a Borrower and a Guarantor

By:	/s/ DEAN D. DURBIN
Name: Dean D. Durbin
Title: Chief Financial Officer

VERTIS LIMITED (f/k/a Big Flower Limited),
as a Borrower

By:	/s/ DEAN D. DURBIN
Name: Dean D. Durbin
Title: Chief Financial Officer

FUSION PREMEDIA GROUP LIMITED (f/k/a Troypeak Limited), as a Borrower

By:	/s/ DEAN D. DURBIN
Name: Dean D. Durbin
Title: Chief Financial Officer

PISMO LIMITED, as a Borrower

By:	/s/ DEAN D. DURBIN
Name: Dean D. Durbin
Title: Chief Financial Officer

VERTIS DIRECT RESPONSE LIMITED (f/k/a Colorgraphic Direct Response Limited),
as a Borrower

By:	/s/ DEAN D. DURBIN
Name: Dean D. Durbin
Title: Chief Financial Officer

VERTIS DIRECT MARKETING SERVICES
(CROYDON) LIMITED

By:	/s/ DEAN D. DURBIN
Name: Dean D. Durbin
Title: Chief Financial Officer

VERTIS DIGITAL SERVICES LIMITED

By:	/s/ DEAN D. DURBIN
Name: Dean D. Durbin
Title: Chief Financial Officer

JPMORGAN CHASE BANK,
Individually, and as Administrative Agent

By:	/s/ ROBERT T. SACKS
Name: ROBERT T. SACKS
Title: Managing Director

DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company),
Individually, and as Syndication Agent

By:		/s/ Gregory Shefrin
Name: GREGORY SHEFRIN
Title:Director

BANK OF AMERICA, N.A.
Individually, and as Documentation Agent

By:		/s/ ROBERT KLAWINSKI
Name: Robert Klawinski
Title: Managing Director

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

FLEET NATIONAL BANK

By:		/s/ DAVID BELANGER
Name: David Belanger
Title: Vice President

ADDISON CDO, LIMITED (#1279)
By:		Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Name: Mohan V. Phansalkar
Title: Executive Vice President

ATHENA CDO, LIMITED (#1277)
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Executive Vice President

BEDFORD CDO, LIMITED (#1276)
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Executive Vice President

CAFTIVA III FINANCE LTD. (ACCT. 275), as advised by Pacific Investment Management Company LLC

By:	/s/ DAVID DYER
Name:	David Dyer
Title:	Director

CAFTIVA IV FINANCE LTD. (ACCT. 1275) as advised by Pacific Investment Management Company LLC

By:	/s/ DAVID OYER
Name:	David Oyer
Title:	Director

CATALINA CDO LTD (#1287)
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ MOHAN V. PHANSALKAR
Name: Mohan V. Phansalkar
Title: Executive Vice President

DEALNO COMPANY (#274)
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Name: Mohan V. Phansalkar
Title: Executive Vice President

JISSEKIKUN FUNDING, LTD. (#1288)
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Name: Mohan V. Phansalkar
Title: Executive Vice President

ROYALTON COMPANY (#280)
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ MOHAN V. PHANSALKAR
Name: Mohan V. Phansalkar
Title: Executive Vice President

BOEING CAPITAL CORPORATION

By	/s/ JAMES C. HAMMERSMITH
Name: James C. Hammersmith
Title: Senior Documentation Officer

CREDIT AGRICOLE INDOSUEZ

By:	/s/ LARRY MATERI
Name: Larry Materi
Title: Vice President

By:	/s/ PAUL A. DYTRYCH
Name: Paul A. Dytrych
Title: Vice President, Senior Relationship Manager

GALLATIN FUNDING I LTD.
By: Bear Stearns Asset Management Inc.
as its Collateral Manager

By	/s/ NIALL D. ROSEMARY
Name: Niall D. Rosemary
Title: Associate Director

GRAYSTON CLO 2001-01 LTD.
By: Bear Stearns Asset Management Inc.
as its Collateral Manager

By	/s/ NIALL D. ROSEMARY
Name: Niall D. Rosemary
Title: Associate Director

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ROBERT M. KADLICK
Name: Robert M. Kadlick
Title: Duly Authorized Signatory

KZH CYPRESSTREE-1 LLC

By	/s/ DORIAN HERRERA
Name: DORIAN HERRERA
Title: AUTHORIZED AGENT

MADISON AVENUE CDO IV, LIMITED,
by Metropolitan Life Insurance Company

By	/s/ JAMES R. DINGHOR
Name: James R. Dinghor
Title: Director

METROPOLITAN LIFE INSURANCE COMPANY

By	/s/ JAMES R. DINGHOR
Name: James R. Dinghor
Title: Director

MORGAN STANLEY PRIME INCOME TRUST

By	/s/ SHEILA A. FINNERTY
Name: Sheila A. Finnerty
Title: Executive Director

MATEXIS BANQUES POPULAIRES

By	/s/ JOSEPH A. MILLER
Name: JOSEPH A. MILLER
Title: ASSISTANT VICE PRESIDENT

By	/s/ YOSMERY D. ORTEGA
Name: YOSMERY D. ORTEGA
Title: ASSOCIATE

PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.
By: HVB Credit Advisors LLC

By	/s/ THOMAS L. MOWAT
Name: THOMAS L. MOWAT
Title: DIRECTOR

By	/s/ ELIZABETH TALLMADGE
Name: ELIZABETH TALLMADGE
Title: MANAGING DIRECTOR CHIEF INVESTMENT OFFICER

STANFIELD CLO LTD.
By:	Stanfield Capital Partners LLC
as its Collateral Manager

By	/s/ CHRISTOPHER A. BONDY
Name: Christopher A. Bondy
Title: Partner

STANFIELD RMF TRANSATLANTIC CDO LTD.
By:	Stanfield Capital Partners LLC
aslite Collateral Manager

By	/s/ CHRISTOPHER A. BONDY
Name: Christopher A. Bondy
Title: Partner

SUNAMERICA SENIOR FLOATING RATE FUND INC.
By:	Stanfield Capital Partners LLC
as subadvisor

By	/s/ CHRISTOPHER A. BONDY
Name: Christopher A. Bondy
Title: Partner

HAMILTON CDO, LTD.
By:	Starrfield Capital Partners LLG
As Its Collateral Manager

By	/s/ CHRISTOPHER A. BONDY
Name: Christopher A. Bondy
Title: Partner

WINDSOR LOAN FUNDING, LIMITED
By:	Stanfield Capital Partners LLC as its Investment Manager

By	/s/ CHRISTOPHER A BONDY
Name: Christopher A Bondy
Title: Partner

STANFIELD QUANTRO CLO, LTD.
By:	Stanfield Capital Partners LLC As its Collateral Manager

By	/S/ CHRISTOPHER A. BONDY
Name: Christopher A. Bondy
Title: Partner

STANFIELD ARBITRAGE CDO, LTD.
By:	Stanfield Capital Partners LLC
as its Collateral Manager

By	/s/ CHRISTOPHER A. BONDY
Name: Christopher A. Bondy
Title: Partner

STANFIELD CARRERA CLO, LTD.
By:	Stanfield Capital Partners LLC
as its Collateral Manager

By	/s/ CHRISTOPHER A. BONDY
Name: Christopher A. Bondy
Title: Partner

TEXTRON FINANCIAL CORPORATION

By	/s/ MATHEW R. COYAR
Name: Mathew R. Coyar
Title: Vice President

VAN KAMPEN SENIOR INCOME TRUST
By: Van Kampen Investment Advisory Corp.

By	/s/ BRAD LANGS
Name: BRAD LANGS
Title: EXECUTIVE DIRECTOR

VAN KAMPEN PRIVATE RATE INCOME TRUST
By: Van Kampen Investment Advisory Corp.

By	/s/ BRAD LANGS
Name: BRAD LANGS
Title: EXECUTIVE DIRECTOR

Each of undersigned Subsidiaries of Holdings hereby (i) consents to the provisions of this Amendment and (ii) acknowledges that it is a U.K. Subsidiary Guarantor for all purposes of the Credit Documents.

ABACUS STUDIOS LIMITED, as a U.K.
Subsidiary Guarantor

By:	/s/ DEAN D. DURBIN
Name: Dean D. Durbin
Title: Chief Financial Officer

ADMAGIC LIMITED, as a U.K. Subsidiary Guarantor

By:	/s/ DEAN D. DURBIN
Name: Dean D. Durbin
Title: Chief Financial Officer

PRODUCTION REPSONSE LIMITED, as a U.K. Subsidiary Guarantor

By:	/s/ DEAN D. DURBIN
Name: Dean D. Durbin
Title: Chief Financial Officer

VERTIS DIRECT MARKETING SERVICES (LEICESTER) LIMITED., as a U.K. Subsidiary Guarantor

By:	/s/ DEAN D. DURBIN
Name: Dean D. Durbin
Title: Chief Financial Officer

VERTIS FULFILLMENT SERVICES, LIMITED.,
as a U.K. Subsidiary Guarantor

By:	/s/ DEAN D. DURBIN
Name: Dean D. Durbin
Title: Chief Financial Officer

VERTIS HARVEY HUNTER, LIMITED, as a
U.K. Subsidiary Guarantor

By:	/s/ DEAN D. DURBIN
Name: Dean D. Durbin
Title: Chief Financial Officer

VERTIS MAILING SERVICES LIMITED, as a
U.K. Subsidiary Guarantor

By:	/s/ DEAN D. DURBIN
Name: Dean D. Durbin
Title: Chief Financial Officer

VERTIS MARKETING SERVICES LIMITED, as
a U.K. Subsidiary Guarantor

By:	/s/ DEAN D. DURBIN
Name: Dean D. Durbin
Title: Chief Financial Officer